QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)—November 25, 2002

PHOTOGEN TECHNOLOGIES, INC.
(Exact name as specified in its charter)

NEVADA	0-23553	36-4010347
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
140 Union Square Drive
New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

(215) 862-6860
(Registrants' telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

        Photogen Technologies, Inc. (the "Company") issued a press release dated November 25, 2002 which is attached as Exhibit 99.1 hereto.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  The following exhibit is filed with this report:

    Exhibit 99.1—Press Release of the Company, dated November 25, 2002.

SIGNATURES

        In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.

PHOTOGEN TECHNOLOGIES, INC.
	By:	/s/ BROOKS BOVEROUX Brooks Boveroux, Chief Financial Officer
Dated: November 25, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated November 25, 2002.

QuickLinks

  Item 5. OTHER EVENTS.
  Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX